Exhibit 10.2

AMENDMENT NO. 1
Dated as of August 30, 2019
to
THIRD AMENDED AND RESTATED SENIOR SECURED NOTE PURCHASE AGREEMENT
Dated as of August 11, 2017
THIS AMENDMENT NO. 1 (“Amendment”) is made as of August 30, 2019 by and among Encore Capital Group, Inc. (the “Company”) and the undersigned holders of Notes (the “Noteholders”). Reference is made to that certain Third Amended and Restated Senior Secured Note Purchase Agreement, dated as of August 11, 2017, between the Company, on the one hand, and the Purchasers named therein, on the other hand (as the same has been amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.
WHEREAS, the Company has requested that the Noteholders agree to certain amendments with respect to the Note Agreement as provided in this Amendment; and
WHEREAS, the Noteholders party hereto have agreed to such amendments on the terms and conditions set forth herein; and
WHEREAS, the Credit Agreement is being amended by an amendment thereto (the “Credit Agreement Amendment”) consistent with the amendments provided by this Amendment;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto have agreed to enter into this Amendment.
1.Amendments to Note Agreement. Subject to Section 2 below, the Note Agreement is hereby amended, as follows:
(a)    Effective as of the Effective Date, Section 10.1 of the Note Agreement is hereby amended and restated in its entirety to read as follows:
10.1    Restricted Payments.    The Company will not, nor will it permit any Restricted Subsidiary to, make any Restricted Payment (other than dividends payable in its own capital stock) except that (i) any Restricted Subsidiary may declare and pay dividends or make distributions to the Company or to a Guarantor, (ii) the Company may, so long as no Default or Event of Default has occurred and is continuing or would arise after giving effect thereto, make Restricted Payments in an aggregate amount not to exceed, during any fiscal year of the Company, 20% of the audited Consolidated Net Income for the then most recently completed fiscal year of the Company, (iii) the Company or any Restricted Subsidiary may redeem, repurchase, retire, defease, prepay or otherwise retire for value outstanding Indebtedness of the Company or any Restricted Subsidiary with the proceeds of Indebtedness incurred by the Company or any Restricted Subsidiaries, so long as after giving effect thereto, such Indebtedness incurred constitutes Permitted Indebtedness, (iv) the Company may (A) effect a conversion of Permitted Indebtedness pursuant to its terms by making any required payments of cash and/or the Company’s capital stock and (B) make a payment of cash to enter into a Permitted Indebtedness Hedge in connection with Permitted Indebtedness, and any payments made in settlement or in performance thereof, and (v) the Company may, so long as the Payment Conditions (as defined below) are satisfied, make repurchases of its capital stock or any Permitted Indebtedness so long as the aggregate cumulative amount expended on and after July 9, 2015 for all such repurchases of capital stock and Permitted Indebtedness does not exceed $150,000,000. As used herein, “Payment Conditions” means (i) no Default or Event of Default has then occurred and is continuing or would arise after giving effect thereto and (ii) before and after giving effect (including pro forma effect) thereto, (A) the Company is in compliance with the covenants set forth in Sections 10.12 and 10.13, and (B) the Aggregate Revolving Credit Exposure shall not exceed the lesser of (x) the Aggregate Revolving Commitment and (y) the Borrowing Base, in each case, then in effect.
(b)    Effective as of the Closing Date, Section 10.5 of the Note Agreement is hereby amended by restating Section 10.5.4 thereof its entirety to read as follows:
10.5.4    (i) Capitalized Leases entered into by the Company or any of its Restricted Subsidiaries and (ii) secured or unsecured purchase money Indebtedness incurred by the Company or any of its Restricted Subsidiaries after December 20, 2016 (so long as the total of all such Indebtedness incurred pursuant to this clause (ii) on or after December 20, 2016, when aggregated with the Indebtedness permitted under Section 10.5.9, shall not exceed an aggregate principal amount of $20,000,000 at any one time outstanding); provided that, with respect to any Indebtedness described in the immediately preceding clauses (i) or (ii), (1) such Indebtedness shall be incurred to finance the acquisition of assets used in the business of the Company or any of its Restricted Subsidiaries, (2) any such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed therewith, (3) such Indebtedness may be refinanced from time to time so long as no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (4) any Lien securing such Indebtedness is permitted under Section 10.6;
(c)    Effective as of the Closing Date, Section 10.5 of the Note Agreement is hereby amended by restating Section 10.5.9 thereof in its entirety to read as follows:

10.5.9    additional unsecured Indebtedness of the Company or any Restricted Subsidiary, to the extent not otherwise permitted under this Section 10.5; provided, however, that the aggregate principal amount of such additional Indebtedness, when aggregated with the Indebtedness permitted under Section 10.5.4(ii) shall not exceed $20,000,000 at any time outstanding;
(d)    Effective as of the Closing Date, Section 10.6 of the Note Agreement is hereby amended by restating Section 10.6.9 thereof in its entirety to read as follows:
10.6.9     Liens securing Indebtedness permitted under Section 10.5.4; provided, that such Liens shall not apply to any property of the Company or its Restricted Subsidiaries other than that property purchased or leased in connection with the incurrence of such Indebtedness;
(e)    Effective as of the Closing Date, Section 17.1 of the Note Agreement is hereby amended by restating clause (b)(iii) thereof in its entirety to read as follows:
(iii)    the dollar limitation set forth in each of Section 10.5.4(ii) (relating to permitted purchase money Indebtedness) and Section 10.5.9 (relating to additional unsecured Indebtedness), but, in each case, only to the extent that the aggregate amount of such permitted Indebtedness does not exceed $25,000,000;
(f)    Effective as of the Closing Date, Schedule B of the Note Agreement is hereby amended by deleting the definition of the term “Permitted Purchase Money Indebtedness.”
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (the date on which each of which has been satisfied or waived in writing being referred to in this Amendment as the “Effective Date”): (a) the Noteholders shall have received (i) counterparts of this Amendment, duly executed by the Company and the Required Holders, and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) a fully executed copy of the Credit Agreement Amendment, which shall be in form and substance reasonably satisfactory to the Required Holders, and (iii) such other instruments and documents as are reasonably requested by the Noteholders on or prior to the date of this Amendment in connection with this Amendment; and (b) the Company shall have paid, to the extent invoiced on or prior to the date of this Amendment, all fees and expenses of the Noteholders (including attorneys’ fees and expenses) in connection with this Amendment and the other Transaction Documents.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Credit Party. This Amendment and the

Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Section 5 of the Note Agreement (as amended hereby) are true and correct, except for representations and warranties made with reference solely to an earlier date, which are true and correct as of such earlier date.
(c)    The execution and delivery of this Amendment by the Credit Parties, and performance by the Company of this Amendment and the Note Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Credit Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Note Agreement, the Credit Agreement, any other material agreement or other material instrument binding on any Credit Party or any of their assets, or give rise to a right under any of the foregoing agreements (other than the Credit Agreement) to require any payment to be made by any Credit Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Credit Party, except Liens (if any) created under the Transaction Documents and (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Credit Parties.
(d)    No fee or other remuneration is required to be paid to or for the benefit of any party to the Credit Agreement as consideration for the Credit Agreement Amendment.
4.    Reference to and Effect on the Note Agreement.
(a)    Upon the effectiveness hereof, (i) each reference to the Note Agreement in the Note Agreement or any other Transaction Document shall mean and be a reference to the Note Agreement as amended hereby, and (ii) each reference, statement or representation with respect to the Credit Agreement contained in the Note Agreement or any other Transaction Document shall mean and be a reference to the Credit Agreement as amended by the Credit Agreement Amendment, effective on and after the Closing Date.
(b)    Except as specifically amended above, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall constitute a “Transaction Document.”

5.    Release of Claims. In consideration of the amendments contained herein, each of the Credit Parties hereby waives and releases each of the Noteholders from any and all claims and defenses, known or unknown, existing as of the date hereof with respect to the Note Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. It is the intention of each of the Company and the Guarantors in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California (or any comparable provision of any other applicable law), which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
6.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
Jonathan Clark, Chief Financial Officer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a 2017 Notes Purchaser By: /s/ Jason Richardson Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a 2017 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Jason Richardson Vice President
PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST, as a 2017 Notes Purchaser

By: Prudential Arizona Reinsurance Universal Company, as Grantor

By: PGIM, Inc., as Investment Manager

By: /s/ Jason Richardson
   Vice President

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST, as a 2017 Notes Purchaser By: The Prudential Insurance Company of America, as Grantor By: /s/ Jason Richardson Vice President
PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY, as a 2017 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Jason Richardson Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a 2017 Notes Purchaser By: PGIM, Inc., as investment manager By: /s/ Jason Richardson Vice President

21ST CENTURY FOX AMERICA, INC. MASTER TRUST By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
MIDLAND NATIONAL LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
WILSHIRE INSTITUTION MASTER FUND SPC-
GUGGENHEIM ALPHA SEGREGATED PORTFOLIO

By: Guggenheim Partners Investment Management, LLC,
 as Sub-Advisor

By: /s/ Kevin M. Robinson
   Name: Kevin M. Robinson
   Title: Attorney-in-Fact

GUARANTY INCOME LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Manager By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact

GUGGENHEIM FUNDS TRUST – GUGGENHEIM
MACRO OPPORTUNITIES FUND

By: Guggenheim Partners Investment Management, LLC,
 as Investment Adviser

By: /s/ Kevin M. Robinson
   Name: Kevin M. Robinson
   Title: Attorney-in-Fact

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND By: Guggenheim Partners Investment Management, LLC, as Sub-Adviser By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
GUGGENHEIM PARTNERS OPPORTUNISTIC
INVESTMENT GRADE SECURITIES MASTER
FUND, LTD
By: Guggenheim Partners Investment Management, LLC,
 as Investment Advisor

By: /s/ Kevin M. Robinson
   Name: Kevin M. Robinson
   Title: Attorney-in-Fact

HORACE MANN LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE By: Guggenheim Partners Investment Management, LLC By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
NEW FOX MASTER TRUST By: Guggenheim Partners Investment Management, LLC, as Manager By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
SOUTH CAROLINA RETIREMENT SYSTEMS GROUP TRUST By: Guggenheim Partners Investment Management, LLC, as Manager By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
VERGER CAPITAL FUND LLC By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact

WILTON REASSURANCE LIFE COMPANY OF NEW YORK By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
TEXAS LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact
WILTON REASSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Advisor By: /s/ Kevin M. Robinson Name: Kevin M. Robinson Title: Attorney-in-Fact

ALLSTATE LIFE INSURANCE COMPANY, as a 2017 Notes Purchaser By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula By: /s/ Allen Dick Name: Allen Dick Authorized Signatories
ALLSTATE INSURANCE COMPANY, as a 2017 Notes Purchaser By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula By: /s/ Allen Dick Name: Allen Dick Authorized Signatories

ATHENE ANNUITY & LIFE ASSURANCE COMPANY, as a 2017 Notes Purchaser

By: Athene Asset Management LLC, its investment adviser

By: /s/ Roger D. Fors
   Name: Roger D. Fors
   Title:  Senior Vice President, Fixed Income

ATHENE ANNUITY AND LIFE COMPANY, as a 2017 Notes Purchaser By: Athene Asset Management LLC, its investment adviser By: /s/ Roger D. Fors Name: Roger D. Fors Title: Senior Vice President, Fixed Income

MINNESOTA LIFE INSURANCE COMPANY
SECURIAN LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
as 2017 Notes Purchasers

By: Securian Asset Management, Inc. (f/k/a Advantus Capital Management, Inc.)

By: /s/ Jon R. Thompson
   Name: Jon R. Thompson
   Title: Vice President

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Third Amended and Restated Senior Secured Note Purchase Agreement dated as of August 11, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) by and between Encore Capital Group, Inc. (the “Company”) and the holders of Notes party thereto (the “Noteholders”), which Amendment No. 1 is dated as of August 30, 2019 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Agreement. Without in any way establishing a course of dealing by any Noteholder, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Multiparty Guaranty, the Pledge and Security Agreement and any other Transaction Document executed by it and acknowledges and agrees that such agreement and each and every such Transaction Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: August 30, 2019

[Signature Page Follows]

MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
ASSET ACCEPTANCE, LLC
MIDLAND INDIA LLC

By: /s/ Jonathan Clark
   Jonathan Clark, Vice President

ASSET ACCEPTANCE CAPITAL CORP. ATLANTIC CREDIT & FINANCE, INC. MIDLAND CREDIT MANAGEMENT, INC. By: /s/ Jonathan Clark Jonathan Clark, Executive Vice President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC By: /s/ Ryan Bell Ryan Bell, Executive Vice President